Exhibit 10.9

EXECUTION COPY

HBOS PLC,

as Issuer

and

THE BANK OF NEW YORK,

as Trustee

SUPPLEMENTAL INDENTURE

Dated as of October 30, 2003

5.375% Undated Fixed to Floating Rate Subordinated Notes

Milbank, Tweed, Hadley & McCloy

London

SUPPLEMENTAL INDENTURE, dated as of October 30, 2003 (herein called the “Supplemental Indenture”), among HBOS PLC, a company incorporated in Scotland under the Companies Act 1985 with registered number SC218813, having its registered office at The Mound, Edinburgh, Scotland EH1 1YZ (in its capacity as issuer of Securities issued under the Original Indenture (as defined below) as amended and supplemented by this Supplemental Indenture, the “Issuer”) and THE BANK OF NEW YORK, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (the “Trustee”), having its Corporate Trust Office at 101 Barclay Street, New York, New York 10286.

RECITALS

The Issuer, The Governor and Company of the Bank of Scotland and Scotland International Finance No. 2 B.V. have heretofore executed and delivered to the Trustee an Amended and Restated Indenture, dated as of April 30, 2003, as amended and supplemented from time to time (hereinafter called the “Original Indenture”), to provide for the issuance from time to time of certain of their respective unsecured subordinated debentures, notes or other evidences of indebtedness (hereinafter called the “Securities”), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture;

Section 901 of the Original Indenture provides, among other things, that the Issuer and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of changing the provisions of the Original Indenture;

The Issuer desires to create a series of the Securities in an aggregate principal amount of up to $1,000,000,000 to be designated the “5.375% Undated Fixed to Floating Rate Subordinated Notes” (the “Subordinated Notes”) and all action on the part of the Issuer necessary to authorize the issuance of the Subordinated Notes under the Original Indenture and this Supplemental Indenture has been duly taken; and

All acts and things necessary have been done and performed to make the Subordinated Notes (when executed by the Issuer and completed, authenticated and delivered by the Trustee as provided in the Original Indenture, as amended and supplemented by this Supplemental Indenture) the valid and binding obligations of the Issuer and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That in consideration of the premises, the Issuer covenants and agrees with the Trustee, for the equal benefit of holders of the Subordinated Notes, as follows:

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ARTICLE ONE

DEFINITIONS

Unless otherwise defined herein, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the form of Subordinated Note attached hereto as Exhibit A.

ARTICLE TWO

TERMS AND ISSUANCE OF THE SUBORDINATED NOTES

Section 201. Issue of Subordinated Notes. A series of Securities which shall be designated the “5.375% Undated Fixed to Floating Rate Subordinated Notes” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture as amended and supplemented by this Supplemental Indenture (including the form of Subordinated Note set forth as Exhibit A hereto). The aggregate principal amount of Subordinated Notes of the series created hereby which may be authenticated and delivered under the Original Indenture on October30, 2003 shall not, except as permitted by the provisions of the Original Indenture, exceed $1,000,000,000.

Section 202. Form of Subordinated Notes; Incorporation of Terms. The form of the Subordinated Notes shall be substantially in the form of Exhibit A attached hereto. The terms of such Subordinated Notes are herein incorporated by reference and are part of this Supplemental Indenture.

Section 203. Amendments. The Original Indenture is hereby amended as it relates to the Subordinated Notes as follows. The Original Indenture is not amended as it relates to any other series of Securities issued or to be issued thereunder.

(a) Section 107 is hereby deleted.

(b) Section 501 is amended and restated to read as follows:

‘“Event of Default”, wherever used herein means the making of an order by a court having jurisdiction in the premises or the passing of a shareholders’ resolution for the winding up (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency) of the Issuer.’

(c) The second, third and fourth paragraphs of Section 503 are amended and restated to read as follows:

“The Issuer covenants that if (a) any Event of Default shall occur and be continuing the Issuer will and (b) any Default shall occur and be continuing, upon demand of the Trustee, the Issuer will, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, if any, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue interest, at the rate or rates prescribed therefor in such Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

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If the Issuer fails to pay such amounts forthwith upon such demand, the remedies of the Trustee, in its own name and as trustee of an express trust, shall be limited to petitioning for the bankruptcy, liquidation or winding up of the Issuer and proving the amounts due and payable and claiming in such bankruptcy, liquidation or winding up, provided that the maturity of any of the outstanding Subordinated Notes may not be accelerated except as provided in Section 502.

Upon the occurrence of an Event of Default or Default with respect to Securities of a particular series, Holders of such Securities shall not at any time be entitled to exercise any right of set-off or counterclaim which may be available to any such Holder against amounts owing by the Issuer in respect of such Securities. If, notwithstanding the provisions of the preceding sentence, any of the rights and claims of any Holder of such Securities is discharged by set-off, such Holder will immediately pay an amount equal to the amount of such discharge to the Issuer or, if applicable, the liquidator or trustee or receiver in bankruptcy of such Issuer to be held on trust for the unsubordinated creditors of the Issuer and until such time as payment is made will hold a sum equal to such amount in trust for the Issuer or, if applicable, the liquidator or trustee or receiver in bankruptcy of the Issuer. Accordingly, such discharge will be deemed not to have taken place.”

(d) The penultimate paragraph of Section 503 is hereby deleted.

(e) Section 507 is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, the remedies of the Holders of any Subordinated Notes shall be limited to petitioning for the bankruptcy, liquidation or winding up of the Issuer and proving the amounts due and payable and claiming in such bankruptcy, liquidation or winding up, provided that the maturity of any of the outstanding Subordinated Notes may not be accelerated except as provided in Section 502.”

(f) Section 508 is hereby deleted.

(g) Section 510 is amended and restated to read as follows:

“The rights and remedies conferred upon or reserved to the Trustee or to the Holders by this Indenture are intended to be exclusive and shall preclude (to the extent lawful) all other rights and remedies, provided that the assertion or employment of any right or remedy available under this Indenture shall not prevent the assertion or employment of any other right or remedy under this Indenture.”

(h) Section 905 is hereby deleted.

(i)       Section 1006(d) is amended and restated to read as follows:

“(d)    Certain Additional Limitations. In the event of the bankruptcy, liquidation or winding up of the Issuer, if any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of the Securities, shall be received by the Trustee or the Holders, before the claims of all Senior Creditors (as such term is defined in Section 1006(c)) of the Issuer have been paid in full, such payment or distribution shall be held in trust by the Trustee or such Holders, as applicable, and shall be immediately returned by it or them to the liquidator or trustee or receiver in bankruptcy of the Issuer to be held on trust for the unsubordinated creditors of the

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Issuer. Thereupon, such payment or distribution will be deemed not to have been made or received. If any of the said rights and claims of any Holder against the Issuer is discharged by set-off, such Holder will immediately pay an amount equal to the amount of such discharge to the liquidator or trustee or receiver in bankruptcy of the Issuer to be held on trust for the unsubordinated creditors of the Issuer and until such time as payment is made will hold a sum equal to such amount in trust for the liquidator or trustee or receiver in bankruptcy of the Issuer. Accordingly, such discharge will be deemed not to have taken place.”

(j) Article 13 is deleted in its entirety.

ARTICLE THREE

MISCELLANEOUS

Section 301. Execution of Supplemental Indenture. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Supplemental Indenture forms a part thereof.

Section 302. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 303. Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Issuer shall bind their respective successors and assigns, whether so expressed or not.

Section 304. Separability Clause. In case any provision in this Supplemental Indenture or in the Subordinated Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 305. Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture or in the Subordinated Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the holders, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

Section 306. Governing Law. This Supplemental Indenture and each Subordinated Note (except as stated in Section 203 and Section 205 of the Original Indenture and except for Section 1006 of the Original Indenture) shall be governed by, and construed in accordance with, the laws of the State of New York. Section 1006 of the Original Indenture shall be governed by, and construed in accordance with, the laws of England.

Section 307. Execution and Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 308. Trustee Not Responsible for Recitals, etc.. The recitals contained herein shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

HBOS PLC

By:	/s/ HBOS Plc
Name:
Title:

THE BANK OF NEW YORK,
as Trustee

By:	/s/ The Bank of New York
Name:
Title:

6

EXHIBIT A
to Supplemental Indenture

[Form of Note]

[Form of Face of Note]

[If this Security is a Global Security, insert:]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

IF THIS SECURITY IS A GLOBAL SECURITY AS INDICATED ON THE FACE HEREOF, UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED UPON SUCH TRANSFER OR EXCHANGE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER PERSON AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY SUCH PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER PERSON, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[If the Security is a Restricted Security, insert:]

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY (1) ONLY IN MINIMUM PRINCIPAL AMOUNTS OF US$1,000 (OR THE EQUIVALENT THEREOF IN ANOTHER CURRENCY OR COMPOSITE CURRENCY) AND (2) PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE ISSUER OR TO AN AGENT THAT IS A PARTY TO THE AMENDED AND RESTATED PRIVATE PLACEMENT AGREEMENT DATED APRIL 30, 2003, AS AMENDED (AN “AGENT”), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE HAS BEEN GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR IS BEING MADE TO A PERSON OTHER THAN A U.S. PERSON AS DEFINED IN THE SECURITIES ACT IN COMPLIANCE WITH

REGULATION S UNDER THE SECURITIES ACT, AND A CERTIFICATE IN THE FORM OF ANNEX A ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEROR TO THE TRUSTEE, (D) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION AND A CERTIFICATE IN THE FORM OF ANNEX B ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE TRUSTEE, (E) THROUGH AN AGENT TO AN INSTITUTIONAL PURCHASER THAT IS AN ACCREDITED INVESTOR (AS SO DEFINED) AND A CERTIFICATE IN THE FORM OF ANNEX A ATTACHED TO THIS SECURITY IS DELIVERED BY SUCH AGENT TO THE TRUSTEE OR (F) PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AS CONFIRMED IN AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER.

REGISTERED	REGISTERED

HBOS PLC

(a corporation incorporated in Scotland under the Companies Act 1985 having its registered office at The Mound, Edinburgh, Scotland EH1 1YZ)

No. U.S. HBOS 007-[01]

CUSIP:	[Rule 144A Global Note: 4041A2AG9]
[Regulation S Global Note: 4041A3AF9]
ISIN:	[Rule 144A Global Note: US4041A2AG96]
[Regulation S Global Note: US4041A3AF96]
Common Code:	[Rule 144A Global Note: 017938894]
[Regulation S Global Note: 017938860]

MEDIUM-TERM SUBORDINATED NOTE

(Undated Fixed to Floating Rate)

PRINCIPAL AMOUNT AND CURRENCY OR CURRENCY UNIT: USD [1,000,000,000]	INTEREST RESET MONTH(S): February, May, August and November.
DENOMINATIONS (if necessary): N/A	INTEREST RESET DATE(S): 1st of each such month.
OPTION TO RECEIVE PAYMENTS IN SPECIFIED CURRENCY: N/A	INITIAL INTEREST RESET DATE: November 1, 2013 (the “First Call Date”)
ORIGINAL ISSUE DATE: October 30, 2003	INTEREST DETERMINATION DATE(S): as provided below
STATED MATURITY: N/A	REGULAR RECORD DATE(S): Until the First Call Date: April 15th and October 15th. After the First Call Date: January 15th, April 15th, July 15th and October 15th.
COMPUTATION PERIOD: From the Original Issue Date until the First Call Date: 30/360. After the First Call Date: Actual/360	REDEMPTION DATE(S): The First Call Date and each Interest Payment Date thereafter.
INTEREST RATE (from the Original Issuer Date until the First Call Date): Fixed Rate of 5.375% per annum (the “Initial Interest Rate”).	REDEMPTION PERCENTAGE(S): 100%
INTEREST RATE (after the First Call Date (defined below): Floating Rate of USD 3-month LIBOR plus 1.7025%.	CALCULATION AGENT (if other than the Paying Agent): N/A
INTEREST RATE BASIS: LIBOR	CALCULATION DATE: N/A
INDEX MATURITY: 3 months	EXCHANGE RATE AGENT (if other than the Paying Agent): N/A
SPREAD (PLUS OR MINUS): plus 1.7025%	UNLESS BOX IS CHECKED, SECURITY SHALL CONSTITUTE TIER 2 CAPITAL IN ACCORDANCE WITH AND SUBJECT TO THE REQUIREMENTS OF THE FINANCIAL SERVICES AUTHORITY IN EFFECT AT ORIGINAL ISSUE DATE: [ ]
ALTERNATE RATE EVENT SPREAD: N/A	ADDITIONAL BUSINESS DAYS (if necessary): N/A
SPREAD MULTIPLIER: N/A	IF SECURITY IS GLOBAL SECURITY, CHECK BOX BELOW AND ATTACH “Schedule to Global Security”: [X]
MAXIMUM INTEREST RATE, IF ANY: N/A	ORIGINAL ISSUE DISCOUNT SECURITY:
MINIMUM INTEREST RATE, IF ANY: N/A	If applicable, the following will be completed solely for the purpose of applying the United States federal income tax original issue discount (“OID”) rules:

INTEREST PAYMENT PERIOD: Until the First Call Date: Semi-annual After the First Call Date: Quarterly	TOTAL AMOUNT OF OID: N/A
INTEREST PAYMENT MONTH(S): Until the First Cal Date: May and November After the First Call Date: February, May, August and November.	OID AS PERCENTAGE OF PRINCIPAL AMOUNT: N/A
INTEREST PAYMENT DATE(S): 1st of each such month.	YIELD TO MATURITY: N/A
SHORT ACCRUAL PERIOD OID: N/A

HBOS plc (herein called the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to, or registered assigns, the principal amount specified above in the currency or currency unit so specified upon redemption hereof as provided below and to pay interest thereon, from and including the Original Issue Date of this Security specified above (the “Original Issue Date”) or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest on this Security (or any predecessor Security) has been paid or duly provided for, at a rate per annum equal to the Initial Interest Rate specified above (the “Initial Interest Rate”) until the First Call Date and thereafter at a rate determined in accordance with the provisions on the reverse hereof under the heading “Determination of LIBOR”, until the principal hereof is paid or made available for payment. Such interest shall be payable by the Issuer quarterly or semi-annually as specified above under “Interest Payment Period” and such interest shall be payable by the Issuer on the “Interest Payment Date(s)” specified above of the month or months specified above under “Interest Payment Month(s)” in each year (or if any such day is not a Market Day (as defined on the reverse hereof) with respect to this Security, on the next succeeding Market Day (as defined on the reverse hereof) with respect to this Security or, following the First Call Date, if the next succeeding such Market Day falls in the next calendar month, the immediately preceding such Market Day) (each date so specified above or, if none is so specified, determined as herein provided, an “Interest Payment Date”) and upon redemption hereof, commencing on the first Interest Payment Date next succeeding the Original Issue Date. The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the “Regular Record Date” specified above (the “Regular Record Date”); provided that interest payable upon redemption will be payable to the person to whom principal shall be payable. The interest payable hereon on any Interest Payment Date will be the interest accrued from and including the Original Issue Date or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to but excluding such Interest Payment Date. Notwithstanding the foregoing, the interest payable upon redemption will include interest accrued to but excluding the date of such redemption. Accrued interest hereon shall be calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day (expressed as a decimal rounded upwards, if necessary, as described below) shall be computed by dividing the interest rate (expressed as a decimal rounded upwards, if necessary, as described below) applicable to such day by the number of days in the “Computation Period” specified on the face hereof. Except as otherwise provided herein, all percentages resulting from any calculation with respect to this Security will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654)), and all dollar amounts and all amounts in Specified Currencies used in or resulting from such calculations will be rounded to the nearest cent and unit, respectively (with one-half cent and one-half unit being rounded upwards).

If this Security is a Global Security as indicated on the face hereof, the Depositary for any Security of this series which is a Global Security shall be The Depository Trust Company in New York City.

Payment of the principal of and premium, if any, and interest on this Security will be made upon presentation or, upon redemption, surrender of this Security at the corporate trust office of the Paying Agent (as defined on the reverse hereof), or such other office or agency of the Issuer maintained by it for that purpose in the Borough of Manhattan, The City of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that if this Security is a Global Security as indicated on the face hereof, payment to the Depositary may be made, by wire transfer to the account designated by the Depositary in writing; provided that if this Security is not a Global Security, payment of the principal of and any premium and interest on this Security due upon redemption will be made in immediately available funds at such corporate trust office or such other offices or agencies if this Security is presented to the Paying Agent or any other paying agent in time for the Paying Agent or such other paying agent to make such payments in accordance with its normal procedures; and provided, further, that, at the option of the Issuer, payment of interest (other than interest payable upon redemption) may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined on the reverse hereof) unless that address is in the Issuer’s country of incorporation or, if different, country of tax residence; and, provided, further, that notwithstanding the foregoing, a holder of US$10,000,000 or more in aggregate principal amount of Securities of this series having the same Interest Payment Date shall be entitled to receive payments of interest, other than interest due upon redemption, by wire transfer of immediately available funds to an account at a bank located in The City of New York (or other location consented to by the Issuer) if appropriate wire transfer instructions have been received by the Paying Agent or such other paying agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

As provided in the Indenture, any amounts to be paid by the Issuer under this Security shall be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the country of incorporation of the Issuer, or, in the event that a Subsidiary assumes the obligations of the Issuer (an “Assuming Party”) in respect of the Securities of this series pursuant to the provisions of the Indenture, the country of incorporation of such Assuming Party, and, if different, the country of tax residence of the Issuer or such Assuming Party or, in each case, any political subdivision or taxing authority thereof or therein (the “Issuer Taxing Jurisdiction”), or if deduction or withholding of any such taxes, levies, imposts or other governmental charges shall at any time be required by the Issuer Taxing Jurisdiction, the Issuer will pay such additional amount in respect of principal, premium and interest as may be necessary in order that the net amounts paid to the Holder hereof or to the Trustee, as the case may be, pursuant to the Indenture, after such deduction or withholding shall equal the respective amounts of principal, premium and interest as specified herein to which such Holder or such Trustee would be entitled if no such deduction or withholding had been made; provided that the foregoing shall not apply to any such tax, levy, impost or other governmental charge (i) which would not be payable or due but for the fact that the beneficial owner or Holder hereof is a domiciliary, national or resident of, or engaging in business (whether through a branch, agency or otherwise) or maintaining a permanent establishment or being physically present in, the Issuer Taxing Jurisdiction or otherwise having some connection with the Issuer Taxing Jurisdiction other than the holding or ownership of this Security, or receiving income herefrom, or the enforcement hereof, (ii) which would not be payable or due but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Issuer Taxing Jurisdiction required by any statute or regulation or by practice of the Issuer Taxing Jurisdiction as a condition to or requirement of relief or exemption from such tax, levy, impost or other governmental charge, if compliance is possible pursuant to the provisions of any statute or regulation or by practice of the Issuer Taxing Jurisdiction as a condition to or requirement of relief or exemption from such tax, levy, impost or other governmental charge, (iii) which would not be payable or due but for the fact that this Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later, except to the extent that the Holder hereof would have been entitled to additional amounts on presenting the same for payment on or before the expiry of such period of 30 days, or (iv) which would not have been imposed if the beneficial owner of this Security had been the Holder of this Security or which, if the beneficial owner of this Security had been the Holder of this Security, would have been excluded pursuant to clauses (i) through (iii) inclusive above.

The Securities of this series may be redeemed as a whole at the option of the Issuer at any time at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption, if, at any time, the Issuer shall determine that as a result of any change in or amendment to the laws of the Issuer Taxing Jurisdiction or the United Kingdom or any political subdivision or taxing authority thereof or therein affecting taxation, or change in an application or interpretation of such laws, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date or in the event that an Assuming Party assumes the obligations of the Issuer in respect of the Securities of this series pursuant to the terms of the Indenture, the date of such assumption (the “Relevant Date”) (i) in making any payment under the Securities or the Indenture, as the case may be, the Issuer would become obligated to pay additional amounts with respect thereto as a result of any taxes, levies, imposts or other governmental charges whatsoever imposed (whether by way of withholding or deduction or otherwise) by or for the account of the Issuer Taxing Jurisdiction or the United Kingdom or any political subdivision or taxing authority thereof or therein, (ii) based upon an opinion of legal advisors to the Issuer as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the Issuer Taxing Jurisdiction or the United Kingdom or any political subdivision thereof (whether or not such action was taken or brought with respect to the Issuer, which action is taken or brought on or after the Relevant Date, there is a substantial probability that the circumstances described in clause (i) would exist.

If this Security constitutes Tier 2 Capital in accordance with the requirements of the Financial Services Authority, any such redemption requires the prior consent of the Financial Services Authority.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: _________, ____	HBOS PLC

By:
Title:

AUTHENTICATING AGENT’S CERTIFICATE OF

AUTHENTICATION

This is one of the Securities

of the series designated

therein referred to in the

within-mentioned Indenture.

By:	THE BANK OF NEW YORK,
as Trustee

By:	CITIBANK, N.A., as Authenticating Agent

By:
Authorized Signatory

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of Medium-Term Notes of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture dated as of April 30, 2003 (herein called the “Indenture”) among HBOS plc (the “Company”), The Governor and Company of the Bank of Scotland, Scotland International Finance No. 2 B.V. (“SIF No. 2”) and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The series designated as “Medium-Term Notes”, of which this Security forms part, is limited in aggregate principal amount (or in the case of Original Issue Discount Securities or Securities with the amount payable in respect of principal or any premium or interest to be determined by reference to the value, rate or price of one or more specified indices (“Indexed Securities”), aggregate initial offering price) outstanding together with any other Medium-Term Notes issued by any issuer under the Indenture or the Amended and Restated Indenture dated as of April 30, 2003 among HBOS plc, The Governor and Company of the Bank of Scotland and HBOS Treasury Services plc (together with HBOS plc, The Governor and Company of the Bank of Scotland and Scotland International Finance No. 2 B.V. and any subsidiary designated by HBOS plc, the “US MTN Issuers”) and the Trustee or instruments issued by any Issuer under the US MTN Issuers’ and BOS International (Australia) Limited’s Euro Note Issuance Programme at any time up to US$65,000,000,000 on the date such Issuer agreed to issue such Securities). The terms of individual Securities may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, currencies or otherwise, all as provided in the Indenture. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein.

The Issuer has appointed Citibank, N.A. as the paying agent (the “Paying Agent”, which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Securities, and the Trustee has appointed Citibank, N.A. as the authenticating agent (the “Authenticating Agent”, which term includes any additional or successor Authenticating Agent appointed by the Trustee) with respect to the Securities.

As used herein, the following terms have the following meaning: “London Market Day” means any day on which deposits in U.S. dollars are transacted in the London interbank market; “Market Day” means any day that is a Business Day in The City of New York.

This Security will not be subject to any sinking fund and is not subject to redemption or repayment at the option of the Holder prior to maturity except for redemption for the tax reasons specified on the face hereof and as otherwise provided on the face hereof in accordance with the provisions of the following paragraph.

This Security may be redeemed in whole or in part at the option of the Issuer (i) for the tax reasons specified on the face of this Security and (ii) on or after the Redemption Dates (or ranges of Redemption Dates) specified on the face hereof at a Redemption Price determined as provided in the next succeeding sentence, together with interest accrued and unpaid hereon to the Redemption Date (except as provided below). Unless otherwise specified on the face hereof, the “Redemption Price” for any such redemption shall be the amount determined by multiplying the Redemption Percentage specified on the face hereof with respect to the relevant Redemption Date (or ranges of such dates) by the portion of the principal amount hereof. Notice of redemption shall be mailed to the registered holders of the Securities designated for redemption at their addresses as the same shall appear on the Security Register not less than 30 nor more than 60 days prior to the date fixed for redemption, subject to all the conditions and provisions of the Indenture. In the event of redemption of this Security in part only, a new Security or Securities for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

The interest rate in effect for the period from the Original Issue Date of this Security (or one or more predecessor Securities) to but excluding the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof. On and after the First Call Date, the rate of interest on this Security will be reset quarterly (each date upon which interest is so reset as provided below being hereinafter referred to as an “Interest Reset Date”), and the interest rate in effect on any day shall be (a) if such day is an Interest Reset Date, the interest rate for such Interest Reset Date or (b) if such day is not an Interest Reset Date the interest rate for the immediately preceding Interest Reset Date. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof and in no event shall be higher than the maximum rate permitted by New York law, as the same may be modified by United States Federal law of general application. The Interest Reset Date with respect to this Security will be the “Interest Reset Date(s)” of each “Interest Reset Month(s)” on the face hereof. If, pursuant to the preceding sentence, any Interest Reset Date would otherwise be a day that is not a Market Day with respect to this Security, the Interest Reset Date shall be the next succeeding day that is a Market Day with respect to this Security, except that if the immediately succeeding such Market Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding such Market Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Security shall be the rate determined in accordance with the provisions below.

Determination of LIBOR. The interest rate with respect to this Security for any Interest Reset Date shall be determined by the Calculation Agent in accordance with the following provisions:

(i)       On the second London Market Day prior to such Interest Reset Date (a “LIBOR Interest Determination Date”), the Calculation Agent will determine LIBOR on the basis of the offered rate for deposits of not less than U.S.$1,000,000 having the Index Maturity specified on the face hereof, commencing on the second London Market Day immediately following such LIBOR Interest Determination Date, which appears on the display designated as page 3740 or page 3750, as applicable on the Dow Jones Telerate Service (or such other page as may replace any such page on that service for the purpose of displaying London interbank offered rates of major banks for deposits in U.S. dollars) as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, adjusted by the addition of the Spread specified on the face hereof; provided that no such offered rate appears, LIBOR for such LIBOR Interest Determination Date will be determined as described in (ii) below.

(ii)       If on any LIBOR Interest Determination Date no rate appears on Telerate Page 3740 or 3750 as described in (i) above, the Calculation Agent will request the principal London office of four major banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its quotation at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date of the rate it offers to prime banks in the London interbank market for deposits in U.S. dollars having the Index Maturity shown on the face hereof and in a principal amount equal to an amount of not less than U.S.$1,000,000 that in the Calculation Agent’s judgment is representative for a single transaction in such market at such time. If at least two such quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean, as calculated by the Calculation Agent, of such quotations, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof. If fewer than two quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean, as calculated by the Calculation Agent, of the rates quoted at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date by three major banks in London, England, selected by the Calculation Agent, for loans in U.S. dollars to leading European banks, having the Index Maturity shown on the face hereof and in a principal amount equal to an amount of not less than U.S.$1,000,000 that in the Calculation Agent’s judgment is representative for a single transaction in such market at such time, adjusted by the addition of the Spread specified on the face hereof; provided that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR will be the LIBOR in effect on such LIBOR Interest Determination Date.

Unless otherwise specified on the face hereof, the Calculation Date pertaining to any Interest Determination Date shall be the first to occur of (a) such interest determination date, and (b) the Market Day preceding the applicable Interest Payment Date (or the Redemption Date, if any) as the case may be. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date. Unless otherwise specified on the face hereof, the Calculation Agent shall be the Paying Agent.

In any case where any Interest Payment Date or Redemption Date of this Security shall not be a Business Day at any place of payment, then payment of principal of and premium or interest, if any, on this Security need not be made at such place of payment on such date, but may be made on the next succeeding Business Day at such place of payment with the same force and effect as if made on the Interest Payment Date or Redemption Date and no interest on such payment shall accrue for the period from and after such Interest Payment Date or Redemption Date and no interest on such payment shall accrue for the period from and after such Interest Payment Date or Redemption Date, as the case may be, to such next succeeding Business Day.

The indebtedness evidenced by this Security is, to the extent, and in the manner provided in Section 1006 of the Indenture, subordinated and subject in right of payment to the prior payment in full of the claims of all of the Senior Creditors (as defined in the Indenture) of the Issuer and this Security is issued subject to said Section 1006 of the Indenture, and each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions as provided in the Indenture. Amounts due and payable under the Securities shall be conditional (such condition is referred to as the “Solvency Condition”) upon the Issuer being solvent at the time of payment by the Issuer and in that no amount shall be payable under the Securities except to the extent that the Issuer could make such payment and still be solvent (whether or not it is bankrupt, being liquidated or is in winding up) immediately thereafter. In such circumstances, no amounts payable in respect of such amounts which would otherwise fall due for payment shall fall so due (subject always to the provisions of the parenthetical clause in Section 503(1) of the Indenture), and instead, such payment shall become due for payment only if and when and to the extent that the Issuer could make such payment in whole or in part and still be solvent (whether or not it is bankrupt or being liquidated or in winding up) immediately thereafter. Interest will continue to accrue on this Security, payment of which is suspended pursuant to the provisions of the immediately preceding sentence in accordance with the terms of this Security and the Indenture. For this purpose, the Issuer shall be considered to be solvent if (A) it is able to pay its debts to Senior Creditors (as defined in the Indenture) as they fall due and (B) its Assets (as defined in the Indenture) exceed its Liabilities (as defined in the Indenture) to Senior Creditors (as so defined). Amounts representing interest in respect of which the Solvency Condition is not satisfied on the due date for the payment thereof shall, so long as the same remains unpaid, constitute “Arrears of Interest” (to the extent described in the Indenture). Arrears of Interest in respect of Undated Securities shall not bear interest. Without prejudice to the foregoing provisions, the Issuer shall not be obliged to make payment of the interest accrued in respect of any period on the due date for the payment thereof (for the purposes of this paragraph and the immediately succeeding paragraph, “Accrual Period” and “Payment Date” respectively) if during the period of twelve months ending on such Payment Date no dividend or other Distribution (as defined in the Indenture) shall have been declared, paid or made on any class of stock or share capital of the Issuer; and all interest not so paid shall, so long as the same remains unpaid, constitute Arrears of Interest. The Issuer may, subject to the provisions of the immediately succeeding sentence, at its option (upon the expiry of not less than seven days’ notice to the Holders of the Securities given in accordance with the relevant provisions of the Securities) at any time pay all or part of the Arrears of Interest (being, if part only, the whole of the interest accrued on all of such Securities during any one or more Accrual Periods) but so that, in the case of any such partial payment, the interest accrued during any Accrual Period shall not be paid prior to that accrued during any earlier Accrual Period. If there are outstanding more than one series of Undated Securities, then the Issuer may not pay all or part of the Arrears of Interest in respect of any such series unless it pays all or (as near as practicable) an equivalent proportion of the Arrears of Interest in respect of each other series of its Undated Securities then outstanding. All Arrears of Interest shall (subject to satisfaction of the Solvency Condition and subject to Section 1006(c)(iv) of the Indenture) become due in full on the date on which any dividend or other Distribution (as defined in the Indenture) is next declared, paid or made on any class of stock or share capital of the Issuer or, if earlier, the date set for any redemption permitted under Section 1108 of the Indenture or any early redemption exercised at the option of the Issuer (other than a partial redemption) in accordance with the terms of the Securities or the commencement of the bankruptcy, liquidation or winding up of the Issuer.

If, at any time, an order is made for the liquidation or winding up of the Issuer or an effective resolution is passed for the winding up of the Issuer, this Security shall become due and payable in accordance with the provisions of this paragraph and the Issuer shall, in lieu of any other payment on this Security, but subject to satisfaction of the Solvency Condition, be obliged to pay, in respect of this Security, such amounts as would have been payable if the Holder of this Security had, on the day preceding the commencement of such liquidation or winding up, become a holder of preference stock or shares in the capital of the Issuer forming or being part of a class having a preferential right in the liquidation or winding up over the holders of all other classes of stock and shares in the capital of the Issuer and entitled to receive in such liquidation or winding up an amount equal to the Redemption Price and interest (if any) accrued since the Payment Date immediately preceding or coinciding with the commencement of such liquidation or winding up to the date of such repayment and all Arrears of Interest and/or, as the case may be, all such interest due but unpaid.

In addition, in the event of the bankruptcy, liquidation or winding up of the Issuer, if any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of the Securities, shall be received by the Trustee or the Holders, before the claims of all Senior Creditors (as defined in the Indenture) of the Issuer have been paid in full, such payment or distribution shall be held in trust by the Trustee or such Holders, as applicable, and shall be immediately returned by it or them to the liquidator or trustee or receiver in bankruptcy of the Issuer to be held on trust for the unsubordinated creditors of the Issuer. Thereupon, such payment or distribution will be deemed not to have been made or received. If any of the said rights and claims of any Holder against the Issuer is discharged by set-off, such Holder will immediately pay an amount equal to the amount of such discharge to the liquidator or trustee or receiver in bankruptcy of the Issuer and until such time as payment is made will hold a sum equal to such amount in trust for the liquidator or trustee or receiver in bankruptcy of the Issuer. Accordingly, such discharge will be deemed not to have taken place.

The provisions of Section 1006 of the Indenture and the provisions of the three immediately preceding paragraphs relating to the subordination of the Securities shall be governed by, and shall be construed in accordance with, the laws of England.

The Indenture contains provisions for defeasance of the entire indebtedness of this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series shall, without any act of the Trustee or the Holder hereof, become immediately due and payable without presentment, demand, protest or other notice of any kind as provided in the Indenture.

If a Default with respect to Securities of this series shall occur and be continuing, the Issuer will, upon demand of the Trustee pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium (if any) and interest (if any). Upon the occurrence of a Default with respect to Securities of this series, the Holder of this Security shall not at any time be entitled to exercise any right of set-off or counterclaim which may be available to any such Holder against amounts owing by the Issuer in respect of this Security. If, notwithstanding the provisions of the immediately preceding sentence, any of the rights and claims of the Holder of this Security is discharged by set-off, the Holder of this Security will immediately pay an amount equal to the amount of such discharge to the Issuer or, if applicable, the liquidator or trustee or receiver in bankruptcy of the Issuer to be held on trust for the unsubordinated creditors of the Issuer and until such time as payment is made will hold a sum equal to such amount in trust for the Issuer or, if applicable, the liquidator or trustee or receiver in bankruptcy of the Issuer. Accordingly, such discharge will be deemed not to have taken place.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium and interest, if any, on and certain additional amounts in respect of this Security at the times, place and rates, and in the coin or currency, herein prescribed.

If this Security is a Global Security as indicated on the face hereof, this Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) the Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act, (ii) the Issuer executes and delivers to the Trustee an Officer’s Certificate providing that this Security shall be so exchangeable or (iii) there shall have occurred and be continuing a Default or an Event of Default with respect to the Securities of such series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

If this Security is a Global Security as indicated on the face hereof, any Person having a beneficial interest in this Security may request the Depositary to instruct the Paying Agent to exchange all or part of such interest for a definitive Security upon receipt by the Paying Agent of a certification from such Person in the form of Annex A hereto, unless such Person is transferring such interest to an institution that is an “accredited investor”, as defined in Regulation D under the Securities Act, in which case, upon receipt by the Paying Agent of a certification from such transferee in the form of Annex B hereto. In the case of such exchanges, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Paying Agent, the aggregate principal amount of the Global Security to be reduced (such reduction to be reflected on the Schedule hereto) and, following such reduction, the Issuer will execute, and the Authenticating Agent will authenticate and deliver to such Person or such transferee, as the case may be, a definitive Security.

If this Security is a Global Security as indicated on the face hereof, at such time as all interests in this Security have either been exchanged for definitive Securities, redeemed, repurchased or cancelled, this Security shall be cancelled by the Paying Agent. At any time prior to such cancellation, if any interest in this Security is exchanged for definitive Securities, redeemed, repurchased or cancelled, the principal amount of Securities represented by this Security shall be reduced and the Paying Agent shall cause an endorsement to be made on the Schedule hereto to reflect such reduction.

[If this Security is a Global Security which is a Restricted Security, insert:] [Any Person having a beneficial interest in a Global Security which is a Restricted Security may request the Trustee to exchange all or part of such interest for another Global Security upon receipt by the Trustee of a certification from such Person in the form of Annex A to the Global Security to the effect that such transaction complies with the requirements of Regulation S promulgated under the Securities Act. In the case of such exchanges, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Global Security being transferred to be reduced (such reduction to be reflected on the Schedule thereto) and, following such reduction, the aggregate principal amount of the Global Security being purchased to be increased (such increase to be reflected in the Schedule thereto). If following such increase the aggregate principal amount of the Global Security being purchased (as reflected in the Schedule thereto) exceeds the aggregate face amount thereof, the Issuer will execute, and the Trustee will authenticate and deliver to the Depositary, a Global Security having an aggregate face amount equal to such aggregate principal amount.]

[If this Security is a definitive Security which is a Restricted Security, insert:] [This Security shall be exchangeable in whole or in part for a beneficial interest in a Global Security registered in the name of the Depositary with respect to such series or its nominee if the Holder delivers this Security to the Trustee and instructs the Trustee to exchange all or part of this Security for a beneficial interest in a Global Security; provided that this Restricted Security may not be exchanged for a beneficial interest in a Global Security except upon receipt by the Trustee of a certification by the Holder to the effect that (i) such Holder is, or believes such Holder’s transferee is, as the case may be, a “Qualified Institutional Buyer”, as defined in Rule 144A promulgated under the Securities Act, or (ii) such transaction complies with the requirements of Regulation S promulgated under the Securities Act, in each case substantially in the form of Annex A hereto. In the case of such exchanges, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Global Security to be increased (such increase to be reflected on the Schedule thereto). If necessary as a result of such an exchange, the Issuer will execute, and the Trustee will authenticate and deliver to such Holder or such transferee, a definitive Security. If following such increase the aggregate principal amount of the Global Security (as reflected in the Schedule thereto) exceeds the aggregate face amount thereof, the Issuer will execute and the Trustee will authenticate and deliver to the Depositary, a Global Security having an aggregate face amount equal to such aggregate principal amount.]

The Paying Agent has been appointed registrar (the “Security Registrar”) for the Securities, and the Paying Agent will maintain at its office in The City of New York a register for the registration and transfer of the Securities (the “Security Register”). As provided in the Indenture and subject to certain limitations therein set forth, the transfer of (if this Security is a Global Security as indicated on the face hereof) a Security of the series of which this Security is a part or (if this Security is not a Global Security) this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the aforesaid office of the Paying Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and with identical terms, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of (if this Security is a Global Security as indicated on the face hereof) the series of which this Security is a part or (if this Security is not a Global Security) this series are issuable only in registered form without coupons in denominations of US$1,000 and in integral multiples of US$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series with identical terms of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee, the Paying Agent and any agent of the Issuer or the Trustee or the Paying Agent may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee, the Paying Agent nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

__________________

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT
MIN ACT	-		Custodian
(Custodian)

Under Uniform
(Minor)

Gifts to Minors Act (________________)
(State)

Additional abbreviations may also be used though not in the above list.

__________________

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_____________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_____________________________________________________________

_____________________________________________________________

the within Security and all rights thereunder, hereby irrevocably constituting and appointing _____________________

attorney to transfer said Security on the books of the Issuer, with full power of substitution in the premises.

Date:_______________     X                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

THIS SECURITY IS SUBJECT TO THE TRANSFER RESTRICTIONS DESCRIBED IN THE LEGEND ON THE FACE HEREOF AND IN THE PROVISIONS SET FORTH ON THE REVERSE OF THIS SECURITY. TRANSFERS OF THIS SECURITY IN WHOLE OR IN PART REQUIRE DELIVERY TO THE PAYING AGENT OF AN APPROPRIATELY COMPLETED AND EXECUTED CERTIFICATE IN THE FORM OF EXHIBIT A OR EXHIBIT B TO THIS SECURITY, AS THE CASE MAY BE, AT THE ADDRESS SET FORTH IN SUCH CERTIFICATES.

[INSERT EXHIBITS A AND B FROM U.S. OFFERING MEMORANDUM AS ANNEX A AND ANNEX B, RESPECTIVELY, TO THIS NOTE]

[IF THIS IS A GLOBAL SECURITY AS INDICATED ON THE FACE HEREOF, THIS SCHEDULE FORMS PART OF THE SECURITY]

Schedule to Global Security

Interest, Principal Payments, Exchanges,

Redemptions and Purchases

The following payments of interest, increases in this Global Security resulting from exchanges of all or portions of definitive Securities for interests herein, and decreases in the principal amount hereof resulting from principal payments, redemptions, and exchanges of portions hereof for definitive Securities and purchases of Securities represented hereby have been made:

Date of payment, exchange, redemp-tions or purchase	Amount of Interest Payment	Increase in principal amount of this Global Security resulting from exchange of all or portions of definitive Securities	Portion of principal amount of this Global Security paid or exchanged for definitive Bonds or redeemed or purchased	Aggregate outstanding principal amount of this Global Security following such payment, exchange, redemption purchase	Notation made by
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________
________	_________	____________	___________	______________	________

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